Investment Portfolio	as of January 31, 2022 (Unaudited)
DWS Latin America Equity Fund
	Shares	Value ($)

Equity Securities 97.8%
Argentina 1.0%
Globant SA* (Cost $1,418,643)	11,871	3,029,242
Brazil 68.1%
Anima Holding SA*	1,473,489	2,450,219
Atacadao SA	777,791	2,441,720
B3 SA — Brasil Bolsa Balcao	1,848,600	5,089,647
Banco Bradesco SA (ADR)	488,800	2,096,952
Banco Bradesco SA (Preferred)	2,839,852	12,193,485
Banco BTG Pactual SA (Units)	1,093,300	4,976,377
Banco do Brasil SA	938,700	5,773,515
Banco Santander Brasil SA (ADR) (a)	251,400	1,576,278
Banco Santander Brasil SA (Units)	650,100	4,024,178
CCR SA	1,461,895	3,578,960
Empreendimentos Pague Menos SA*	309,300	500,928
Energisa SA (Units)	623,421	5,124,635
Gerdau SA (ADR)	674,200	3,526,066
Gerdau SA (Preferred)	851,700	4,465,326
Hapvida Participacoes e Investimentos SA 144A	4,721,163	11,255,894
Itau Unibanco Holding SA (Preferred)	1,517,800	7,240,141
JBS S.A.	679,500	4,490,246
Klabin SA (Units)	811,000	3,799,868
Localiza Rent a Car SA	438,000	4,833,581
Lojas Renner SA	1,506,820	7,979,469
Magazine Luiza SA	2,629,562	3,466,401
Multilaser Industrial SA*	645,122	934,255
Multiplan Empreendimentos Imobiliarios SA	801,000	3,243,159
Petroleo Brasileiro SA	406,600	2,700,661
Petroleo Brasileiro SA (ADR) (a)	1,032,700	13,786,545
Petroleo Brasileiro SA (ADR)	108,900	1,322,046
Petroleo Brasileiro SA (Preferred)	1,008,634	6,144,764
Raia Drogasil SA	733,590	3,199,553
Rumo SA*	2,647,200	7,786,909
Sequoia Logistica e Transportes SA*	1,595,556	4,585,259
Suzano SA	525,400	5,857,457
TOTVS SA	1,229,021	6,728,243
Usinas Siderurgicas de Minas Gerais SA Usiminas "A" (Preferred)	958,786	2,883,526
Vale SA	1,023,100	15,581,269
Vale SA (ADR)	421,200	6,393,816
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	741,099	1,713,846
Vibra Energia SA	804,900	3,471,161
WEG SA	1,128,792	6,836,397
XP, Inc. (ADR)*	13,705	455,534
XP, Inc. "A"*	48,700	1,622,197
(Cost $187,256,560)		196,130,483
Chile 4.9%
Cencosud SA	4,237,363	7,792,992

Empresas COPEC SA	373,817	3,126,569
Parque Arauco SA*	2,681,290	3,082,963
(Cost $12,928,118)		14,002,524
Mexico 19.7%
America Movil SAB de CV "L" (ADR)	298,428	5,628,352
Cemex SAB de CV (ADR)*	1,862,300	11,397,276
Fomento Economico Mexicano SAB de CV (ADR)	78,324	5,891,531
Fomento Economico Mexicano SAB de CV (Units)	936,400	7,051,145
GCC SAB de CV	160,388	1,122,358
Gentera SAB de CV*	3,896,700	2,793,882
Grupo Aeroportuario del Pacifico SAB de CV "B"	335,216	4,617,264
Grupo Aeroportuario del Sureste SAB de CV (ADR)	9,085	1,845,709
Grupo Aeroportuario del Sureste SAB de CV "B"	70,261	1,422,864
Grupo Financiero Banorte SAB de CV "O"	1,520,032	9,614,784
Orbia Advance Corp. SAB de CV	528,500	1,237,983
Regional SAB de CV	731,901	4,168,302
(Cost $52,471,396)		56,791,450
Peru 4.1%
Credicorp Ltd.	66,535	9,529,143
InRetail Peru Corp. 144A	67,900	2,376,500
(Cost $8,217,861)		11,905,643
Total Equity Securities (Cost $262,292,578)		281,859,342

Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $4,126,355)	4,126,355	4,126,355

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $266,418,933)	99.2	285,985,697
Other Assets and Liabilities, Net	0.8	2,164,940
Net Assets	100.0	288,150,637
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended January 31, 2022 are as follows:
Value ($) at 10/31/2021	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 1/31/2022	Value ($) at 1/31/2022
Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
3,825,448	300,907 (d)	—	—	—	6,379	—	4,126,355	4,126,355
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2022 amounted to $4,041,741, which is 1.4% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended January 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt

At January 31, 2022 the DWS Latin America Equity Fund had the following sector diversification:
Sector Diversification	Market Value ($)	As a % of Investment Portfolio excluding Securities Lending Collateral
Financials	71,154,415	25%
Materials	56,264,945	20%
Industrials	37,220,789	13%
Consumer Staples	33,744,615	12%
Energy	27,080,585	10%
Consumer Discretionary	17,367,250	6%
Health Care	11,255,894	4%
Information Technology	10,691,740	4%
Real Estate	6,326,122	2%
Communication Services	5,628,352	2%
Utilities	5,124,635	2%
Total	281,859,342	100%
Sector diversification is subject to change.
Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity Securities
Argentina	$3,029,242	$—	$—	$3,029,242
Brazil	196,130,483	—	—	196,130,483
Chile	—	14,002,524	—	14,002,524
Mexico	56,791,450	—	—	56,791,450
Peru	11,905,643	—	—	11,905,643
Short-Term Investments	4,126,355	—	—	4,126,355
Total	$271,983,173	$14,002,524	$—	$285,985,697
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DLAEF-PH1
R-080548-1 (1/23)